UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2007
M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     M&T Bank Corporation (“M&T”) closed on May 24, 2007 the public offering of $300,000,000 aggregate principal amount of 5.375% Senior Notes due May 24, 2012 (the “Senior Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (together, the “Underwriters”), whereby M&T agreed to sell and the Underwriters agreed to purchase from M&T, subject to and upon the terms and conditions set forth in the Underwriting Agreement, the Senior Notes. The Senior Notes are the senior unsecured obligations of M&T and will rank pari passu among themselves and will rank equal in right of payment to all of M&T’s existing and future unsubordinated and unsecured obligations. The Senior Notes were issued pursuant to an Indenture (the “Indenture”) dated May 24, 2007, between M&T and The Bank of New York, as Trustee, as supplemented by the First Supplemental Indenture, dated May 24, 2007, between M&T and The Bank of New York, as Trustee (the “First Supplemental Indenture”). The terms of the Senior Notes are set forth in the Indenture and the First Supplemental Indenture. The Senior Notes have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-122147).
     Copies of the Underwriting Agreement, the First Supplemental Indenture and the Indenture are included as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. The Senior Notes will be represented by a global security. A copy of the form of global note for the Senior Notes is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.
1.1	Underwriting Agreement dated May 24, 2007, among M&T Bank Corporation and the Underwriters named therein.

4.1	First Supplemental Indenture dated as of May 24, 2007, to Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York.

4.2	Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York.

4.3	Form of 5.375% Global Note for the Senior Notes.

8.1	Opinion of Wachtell, Lipton, Rosen & Katz dated May 24, 2007 as to tax matters.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Date: May 29, 2007	By:	/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
1.1	Underwriting Agreement dated May 24, 2007, among M&T Bank Corporation and the Underwriters named therein.

4.1	First Supplemental Indenture dated as of May 24, 2007, to Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York.

4.2	Indenture dated as of May 24, 2007, between M&T Bank Corporation and The Bank of New York.

4.3	Form of 5.375% Global Note for the Senior Notes.

8.1	Opinion of Wachtell, Lipton, Rosen & Katz dated May 24, 2007 as to tax matters.